UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-812 (Commission File Number)	06-0570975 (I.R.S. Employer Identification No.)

One Financial Plaza

Hartford, Connecticut 06103

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code

(860) 728-7000

N/A

(Former name or former address, if changed since last report)

Item 12.   Results of Operations and Financial Condition

On July 21, 2004, United Technologies Corporation issued a press release announcing its second quarter 2004 results. The press release is attached hereto as Exhibit 99.1.

The press release issued July 21, 2004 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for the purposes of Section 18 of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: July 21, 2004	By:	/S/ GREGORY J. HAYES

Gregory J. Hayes
Vice President, Accounting and Control

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description	Page

99.1	Press release, dated July 21, 2004, issued by United Technologies Corporation	1